                                                                   EXHIBIT 24.1

                              NCS HEALTHCARE, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that NCS HealthCare, Inc. hereby constitutes and appoints Jon H. Outcalt, Kevin B. Shaw, Jeffrey R. Steinhilber, Thomas F. McKee, John J. Jenkins and David A. Basinski, Jr., or any one or more of them, its attorneys-in-fact and agents, each with full power of substitution and resubstitution for it in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio this 12th day of September, 1997.



                                                  NCS HEALTHCARE, INC.


                                                  By:    /s/  Jon H. Outcalt
                                                         ----------------------
                                                         Jon H. Outcalt,
                                                         Chairman of the Board

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                              NCS HEALTHCARE, INC.

                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare, Inc., a Delaware corporation (the "Company"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on July 16, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements"), with respect to the Debentures and the shares of Class A Common Stock issuable upon the conversion of any or all of the Debentures, under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                        /s/  Kevin B. Shaw
                                                        -----------------------
                                                        Kevin B. Shaw
                                                        Secretary


Dated: September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                           ADVANCED RX SERVICES, INC.


                              CERTIFIED RESOLUTION

         I, Judith Bradac, Secretary of Advanced Rx Services, Inc., a New Jersey corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                       /s/  Judith Bradac
                                                       ------------------------
                                                       Judith Bradac
                                                       Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                     CHESHIRE LONG TERM CARE PHARMACY, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of Cheshire Long Term Care Pharmacy, Inc., a Connecticut corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                        /s/  Kevin B. Shaw
                                                        -----------------------
                                                        Kevin B. Shaw
                                                        Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                          HLF ADULT HOME PHARMACY CORP.


                              CERTIFIED RESOLUTION

         I, Jeffrey R. Steinhilber, Secretary of HLF Adult Home Pharmacy Corp., a New York corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                             /s/  Jeffrey R. Steinhilber
                                             ----------------------------------
                                             Jeffrey R. Steinhilber
                                             Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                             KINETIC SERVICES, INC.


                              CERTIFIED RESOLUTION

         I, Jon H. Outcalt, Secretary of Kinetic Services, Inc., a California corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                       /s/  Jon H. Outcalt
                                                       ------------------------
                                                       Jon H. Outcalt
                                                       Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                             LOOK DRUG STORES, INC.


                              CERTIFIED RESOLUTION

         I, Jeffrey R. Steinhilber, Secretary of Look Drug Stores, Inc., a Wisconsin corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                            /s/  Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber
                                            Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                       MANAGEMENT & NETWORK SERVICES, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of Management & Network Services, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                   /s/  Kevin B. Shaw
                                                   ----------------------------
                                                   Kevin B. Shaw
                                                   Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                                MEDI CENTRE, INC.


                              CERTIFIED RESOLUTION

         I, Jeffrey R. Steinhilber, Secretary of Medi Centre, Inc., a Michigan corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                 /s/  Jeffrey R. Steinhilber
                                                 ------------------------------
                                                 Jeffrey R. Steinhilber
                                                 Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                              NCS DAVEN DRUG, INC.


                              CERTIFIED RESOLUTION

         I, Jon H. Outcalt, Secretary of NCS Daven Drug, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                    /s/  Jon H. Outcalt
                                                    ---------------------------
                                                    Jon H. Outcalt
                                                    Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                        NCS HEALTHCARE OF ARKANSAS, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Arkansas, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                     /s/  Kevin B. Shaw
                                                     --------------------------
                                                     Kevin B. Shaw
                                                     Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                       NCS HEALTHCARE OF CALIFORNIA, INC.


                              CERTIFIED RESOLUTION

         I, Jon H. Outcalt, Secretary of NCS HealthCare of California, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                 /s/  Jon H. Outcalt
                                                 ------------------------------
                                                 Jon H. Outcalt
                                                 Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                         NCS HEALTHCARE OF FLORIDA, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Florida, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                   /s/  Kevin B. Shaw
                                                   ----------------------------
                                                   Kevin B. Shaw
                                                   Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                        NCS HEALTHCARE OF ILLINOIS, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Illinois, Inc., an Illinois corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                             /s/  Kevin B. Shaw
                                             ----------------------------------
                                             Kevin B. Shaw
                                             Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                         NCS HEALTHCARE OF INDIANA, INC.


                              CERTIFIED RESOLUTION

         I, Jeffrey R. Steinhilber, Secretary of NCS HealthCare of Indiana, Inc., an Indiana corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                               /s/  Jeffrey R. Steinhilber
                                               --------------------------------
                                               Jeffrey R. Steinhilber
                                               Secretary


Dated:  September 12, 1997

                                                                   EXHIBIT 24.1
                                                                    (CONTINUED)
                          NCS HEALTHCARE OF IOWA, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Iowa, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.



                                                     /s/  Kevin B. Shaw
                                                     --------------------------
                                                     Kevin B. Shaw
                                                     Secretary


Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                         NCS HEALTHCARE OF KANSAS, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Kansas, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                        NCS HEALTHCARE OF KENTUCKY, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Kentucky, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                        NCS HEALTHCARE OF MARYLAND, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Maryland, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                        NCS HEALTHCARE OF MICHIGAN, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Michigan, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                         NCS HEALTHCARE OF MODESTO, INC.


                              CERTIFIED RESOLUTION

         I, Jon H. Outcalt, Secretary of NCS HealthCare of Modesto, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Jon H. Outcalt
                                                --------------------------------
                                                Jon H. Outcalt
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                          NCS HEALTHCARE OF OHIO, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Ohio, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                        NCS HEALTHCARE OF OKLAHOMA, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Oklahoma, Inc., an Oklahoma corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                         NCS HEALTHCARE OF OREGON, INC.


                              CERTIFIED RESOLUTION

         I, Judith Bradac, Secretary of NCS HealthCare of Oregon, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Judith Bradac
                                                --------------------------------
                                                Judith Bradac
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                      NCS HEALTHCARE OF PENNSYLVANIA, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Pennsylvania, Inc., a Pennsylvania corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                            LOOMIS ENTERPRISES, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of Loomis Enterprises, Inc., a Rhode Island corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                     NCS HEALTHCARE OF SOUTH CAROLINA, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of South Carolina, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                         NCS HEALTHCARE OF VERMONT, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Vermont, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                       NCS HEALTHCARE OF WASHINGTON, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of NCS HealthCare of Washington, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                         NCS QUALITY CARE PHARMACY, INC.


                              CERTIFIED RESOLUTION

         I, Jon H. Outcalt, Secretary of NCS Quality Care Pharmacy, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Jon H. Outcalt
                                                --------------------------------
                                                Jon H. Outcalt
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                               NCS SERVICES, INC.


                              CERTIFIED RESOLUTION

         I, Judith Bradac, Secretary of NCS Services, Inc., an Ohio corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Judith Bradac
                                                --------------------------------
                                                Judith Bradac
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                           RESCOT SYSTEMS GROUP, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of Rescot Systems Group, Inc., a Pennsylvania corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                          THRIFTY MEDICAL SUPPLY, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of Thrifty Medical Supply, Inc., an Oklahoma corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                         UNI-CARE HEALTH SERVICES, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of Uni-Care Health Services, Inc., a New Hampshire corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997

                                                                    EXHIBIT 24.1
                                                                     (CONTINUED)
                     UNI-CARE HEALTH SERVICES OF MAINE, INC.


                              CERTIFIED RESOLUTION

         I, Kevin B. Shaw, Secretary of Uni-Care Health Services of Maine, Inc., a New Hampshire corporation (the "Corporation"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on September 12, 1997, and that the same has not been changed and remains in full force and effect.

         RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is, authorized and directed, on behalf of the Corporation and in its name, to prepare or cause to be prepared a registration statement or registration statements on any appropriate form or forms, including exhibits (collectively, the "Registration Statements") for the purpose of registering the Guarantee under the Securities Act, and to prepare or cause to be prepared any amendments to such Registration Statements (including post-effective amendments), and preliminary prospectuses and prospectuses and any amendments or supplements to such preliminary prospectuses or prospectuses, to cause the same to be filed with the Commission, and to take any and all action that any such officer shall deem necessary or desirable in connection therewith.


                                                /s/  Kevin B. Shaw
                                                --------------------------------
                                                Kevin B. Shaw
                                                Secretary

Dated:  September 12, 1997